THIRD AMENDMENT TO CREDIT AGREEMENT

         THIS THIRD AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of March 1, 2002, by and between BEI TECHNOLOGIES, INC., a Delaware corporation ("BEI"), and BEI SENSORS & SYSTEMS COMPANY, INC., a Delaware corporation (individually and collectively, "Borrower"), and WELLS FARGO BANK, NATIONAL ASSOCIATION ("Bank").


                                    RECITALS

         WHEREAS, Borrower is currently indebted to Bank pursuant to the terms and conditions of that certain Credit Agreement between Borrower and Bank dated as of December 15, 1998, as amended from time to time ("Credit Agreement").

         WHEREAS, Bank and Borrower have agreed to certain changes in the terms and conditions set forth in the Credit Agreement and have agreed to amend the Credit Agreement to reflect said changes.

         NOW, THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree that the Credit Agreement shall be amended as follows:

         1. Section 1.1(a) is hereby amended by deleting "December 15, 2002" as the last day on which Bank will make advances under the Line of Credit, and by substituting for said date "December 15, 2003," with such change to be effective upon the execution and delivery to Bank of a promissory note substantially in the form of Exhibit A attached hereto (which promissory note shall replace and be deemed the Line of Credit Note defined in and made pursuant to the Credit Agreement) and all other contracts, instruments and documents required by Bank to evidence such change.

         2. Except as specifically provided herein, all terms and conditions of the Credit Agreement remain in full force and effect, without waiver or modification. All terms defined in the Credit Agreement shall have the same meaning when used in this Amendment. This Amendment and the Credit Agreement shall be read together, as one document.

         3. Borrower hereby remakes all representations and warranties contained in the Credit Agreement and reaffirms all covenants set forth therein. Borrower further certifies that as of the date of this Amendment there exists no Event of Default as defined in the Credit Agreement, nor any condition, act or event which with the giving of notice or the passage of time or both would constitute any such Event of Default.

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the day and year first written above.


                                               WELLS FARGO BANK,
BEI TECHNOLOGIES, INC.                           NATIONAL ASSOCIATION

By: /s/ Robert R. Corr                         By: /s/ Charles Cowles
    -----------------------------                  -----------------------------
                                                   Charles Cowles
Title:                                             Vice President
       --------------------------


By: /s/ John LaBoskey
    -----------------------------

Title:
       --------------------------


BEI SENSORS & SYSTEMS COMPANY, INC.

By: /s/ Robert R. Corr
    -----------------------------

Title:
       --------------------------


By: /s/ John LaBoskey
    -----------------------------

Title:
       --------------------------

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